UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

   On November 9, 2005, Cullen Frost Bankers, Inc. ("Cullen/Frost") entered into a definitive agreement with Alamo Corporation of Texas to acquire Alamo Corporation of Texas and its subsidiary, Alamo Bank of Texas, for a cash purchase price of $87 million, or $99.09 per share. The agreement has been approved by the boards of directors of both companies and is expected to be completed during the first quarter of 2006. Consummation of the acquisition is subject to regulatory approvals and the approval of the shareholders of Alamo Corporation of Texas.

A copy of the press release regarding the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

   Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Corporation's future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Corporation that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Cullen/Frost or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

   Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

w	The risk that the businesses of Cullen/Frost and Alamo Corporation of Texas will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;
w	Expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame;
w	Revenues following the merger may be lower than expected;
w

Deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected;

w	The ability to obtain governmental approvals of the merger on the proposed terms and schedule;
w	The failure of Alamo Corporation of Texas' shareholders to approve the merger;
w

Local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Alamo Corporation of Texas and their customers and Cullen/Frost's and Alamo Corporation of Texas' assessment of that impact;

w	Changes in the level of non-performing assets and charge-offs;
w	Changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
w	Inflation, interest rate, securities market and monetary fluctuations;
w	Changes in the competitive environment among financial holding companies and banks;
w	Changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Alamo Corporation of Texas must comply.

   Additional factors that could cause Cullen/Frost's results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Alamo Corporation of Texas or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Alamo Corporation of Texas undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release dated November 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	November 10, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated November 10, 2005